U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 18, 2006

MIKRON INFRARED, INC.
(Exact name of issuer as specified in its charter)

New Jersey	0-15486	22-1895668
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

16 Thornton Road, Oakland, New Jersey 07436
(Address and Zip Code of Principal Executive Offices)

(201) 405-0900
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 18, 2006, the Registrant issued a press release announcing its earnings for its fiscal year and fourth quarter ended October 31, 2006. Such press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

(a)	Financial statements of businesses acquired — none

(b)	Pro forma financial information — none

(c)	Exhibits

Number	Description

99.1	Press release of Mikron Infrared, Inc. announcing its earnings for its fiscal year and fourth quarter ended October 31, 2006.

Signature

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mikron Infrared, Inc.

Dated: December 18, 2006	By: /s/ Paul A. Kohmescher
Paul A. Kohmescher, Vice President
and Chief (Principal) Financial Officer

Exhibit Index

Number	Description

99.1	Press release of Mikron Infrared, Inc. announcing its earnings for its fiscal year and fourth quarter ended October 31, 2006.